OMB APPROVAL
OMB Number:	3235-0570
Expires:	January 31, 2014
Estimated average burden
hours per response	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices, including zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

June 30, 2011

PCM Fund, Inc.

6.30.11	PCM Fund, Inc. Semi-Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholders:

After gaining steam in 2010, the U.S. economy downshifted during 2011 and began experiencing a great deal of volatility, based on the extended budget battles in Washington, Standard & Poor’s downgrade of U.S. credit, troubles in the “euro-zone” and a slew of mixed economic data. Although this letter does not ignore these recent market events, it focuses primarily on the six-month period ended June 30, 2011.

The Six Months in Review

For the fiscal six-month period ended June 30, 2011, PCM Fund returned 8.94% on net asset value (“NAV”) and 10.47% on market price. The U.S. Treasury market, as measured by the Barclays Capital U.S. Treasury Index, gained 2.20% and the Barclays Capital Mortgage Index, a broad measure of mortgage bond performance, returned 2.91%. The Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bond performance, returned 2.72%, while the Barclays Capital U.S. Credit Index, a measure of corporate bond performance, returned 3.41%.

In addition to the anemic Gross Domestic Product (“GDP”) figures, other data through June 30, 2011, signified the headwinds that are holding the U.S. economy back. The nation’s unemployment rate in June 2011 was 9.2%, barely below the 9.4% rate of December 2010. The housing market continued its decline, with the S&P/Case-Shiller Home Price Index indicating that home prices had fallen to 2002 levels. There were bright spots, however. Manufacturing generally strengthened during the six-month period and exports, boosted by a weakening dollar, continued to grow.

The early-August downgrade by Standard & Poor’s triggered severe market volatility and caused many investors to shift their assets into the perceived safe haven of U.S. Treasury securities, pushing their prices higher and their yields lower. The Federal Reserve (the “Fed”), which had previously pledged to stimulate the economy by keeping interest rates low “for an extended period,”

2	PCM Fund, Inc. Semi-Annual Report	6.30.11

issued a statement on August 9, 2011 indicating it intends to support the U.S. economic recovery. The Fed now plans to keep interest rates near zero until at least the middle of 2013, and announced that it was discussing a “range of policy tools” that it was “prepared to employ.”

The U.S. slowdown has sparked fresh concern about another recession, but we are cautiously optimistic. The housing market appears to be at or near a bottom and many companies are beginning to hire, albeit modestly. Although there will be more bumps in the road, we continue to believe that the U.S. economy remains in recovery mode, and the expansion, now entering its third year, will continue.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s stockholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

6.30.11	PCM Fund, Inc. Semi-Annual Report	3

PCM Fund, Inc. Fund Insights

June 30, 2011 (unaudited)

For the six month reporting period ended June 30, 2011, PCM returned 8.94% on net asset value (“NAV”) and 10.47% on market price, outperforming the unmanaged Barclays Capital CMBS Investment Grade Index (the “benchmark index”), which returned 3.71%.

While the return of the U.S. fixed income market was positive during the six-months ended June 30, 2011, there were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. During the first half of the period, expectations for a strengthening economy and inflationary concerns dominated the market. Despite a number of geopolitical challenges, the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries and yields moved higher across the curve. During the second half of the reporting period, the economy decelerated and investors became risk averse. Against this backdrop, Treasury yields moved lower and nearly every spread sector lagged equal-duration Treasuries. All told, during the six months period both short- and long-term Treasury yields declined and the yield curve steepened.

Given investors’ quest for yield, lower rated, higher yielding securities generally outperformed their higher quality, lower yielding counterparts during the six-month reporting period. For example, compared to the 2.72% return for the overall U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Index), commercial mortgage-backed securities (“CMBS”), as measured by the benchmark index, rose 3.71%. Within the CMBS market, lower rated securities outperformed their higher rated counterparts, as lower rated fixed-rate BBB CMBS returned 5.09%, whereas fixed-rate AAA CMBS returned 3.20%,

Spread sector exposures produce mixed results

The Fund’s allocation to bank loans, investment grade bonds and high yield bonds benefited performance during the reporting period. Spreads of these securities narrowed given generally robust investor demand and corporate profits that often exceeded expectations.

An allocation to super-senior CMBS detracted from performance, as CMBS positioning high in the capital structure underperformed the lower rated (less senior) portion of the CMBS capital structure. In addition, negatively impacting performance was the Fund’s allocation to non-agency mortgage-backed securities (MBS). This sector performed poorly as investor risk aversion increased due to concerns that the economic recovery was moderating. Supply was also a concern, as the New York Federal Reserve conducted several auctions in an attempt to sell its Maiden Lane II mortgage portfolio, which was acquired in the AIG rescue.

4	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Fund Performance & Statistics

June 30, 2011 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	10.47%	8.94%
1 Year	29.79%	25.07%
5 Year	8.55%	10.40%
10 Year	8.74%	8.94%
Commencement of Operations (9/2/93) to 6/30/11	8.59%	8.65%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/11

Market Price/NAV:

Market Price	$11.40
NAV	$10.27
Premium to NAV	11.00%
Market Price Yield(2)	8.42%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to stockholders by the market price per share at June 30, 2011.

6.30.11	PCM Fund, Inc. Semi-Annual Report	5

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
MORTGAGE-BACKED SECURITIES – 129.3%
	$568	Adjustable Rate Mortgage Trust, 2.942%, 1/25/36, CMO, VRN	Caa3/CCC	$374,832
		Banc of America Alternative Loan Trust, CMO,
	774	5.673%, 4/25/37, VRN	Ca/NR	593,321
	373	6.25%, 1/25/37	C/NR	39,873
	2,000	Banc of America Commercial Mortgage, Inc., 5.414%, 9/10/47, CMO (h)	Aaa/AAA	2,138,580
		Banc of America Funding Corp., CMO,
	1,110	2.948%, 12/20/34, VRN	NR/A-	718,380
	405	5.661%, 3/20/36, FRN	Caa1/BB	323,111
	1,104	7.00%, 10/25/37,	NR/CCC	814,222
		Banc of America Large Loan, Inc., CMO, FRN (a)(c),
	1,500	0.657%, 3/15/22	NR/BBB-	1,442,451
	975	1.937%, 11/15/15	NR/NR	905,673
		Banc of America Mortgage Securities, Inc., CMO, FRN,
	976	2.841%, 6/20/31	WR/BB	885,806
	36	3.161%, 11/25/34	Ba2/NR	32,638
	646	5.080%, 6/25/35	B3/NR	572,898
	150	BCAP LLC Trust, 5.057%, 3/26/36, CMO, FRN (a)(c)	NR/NR	133,943
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(c)	Aa2/NR	982,688
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	460	2.75%, 5/25/34 (h)	B1/A+	442,206
	2,000	2.827%, 10/25/35	NR/BB	1,741,976
		Bear Stearns Alt-A Trust, CMO,
	683	2.950%, 5/25/36, VRN	Ca/CC	383,934
	383	3.389%, 9/25/34, VRN	A2/AAA	316,922
	1,832	4.639%, 8/25/36, VRN	Ca/D	970,262
	303	4.838%, 11/25/36, VRN	Caa3/CCC	179,691
	313	5.028%, 7/25/35, FRN	Caa3/CCC	211,834
	789	5.980%, 8/25/36, VRN	Caa3/CCC	495,260
	247	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa2/D	214,994
		Bear Stearns Commercial Mortgage Securities, CMO,
	200	0.407%, 3/15/19, FRN (a)(c)	A2/BB+	199,694
	3,000	5.694%, 6/11/50, VRN (h)	NR/A+	3,260,606
	1,300	5.810%, 3/13/40, VRN (a)(c)	NR/BBB+	1,137,762
	2,000	5.905%, 6/11/40, VRN (h)	Aaa/NR	2,170,493
	1,000	5.982%, 5/11/39, VRN (a)(c)	NR/BBB+	907,609
	512	6.50%, 2/15/32	NR/D	4,863
	1,558	CBA Commercial Small Balance Commercial Mortgage,
		5.54%, 1/25/39, CMO (a)(c)	C/CCC+	735,146
	800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	Caa3/CCC	663,524
	2,500	Citigroup Commercial Mortgage Trust, 5.886%, 12/10/49, CMO, VRN (h)	Aaa/A+	2,731,407
		Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
	665	2.858%, 8/25/35	Caa2/NR	531,471
	763	5.145%, 9/25/35	NR/CCC	647,531
	765	5.329%, 11/25/36	NR/CCC	543,349
	4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (h)	Aaa/A-	4,259,804

6	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
	$242	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	B3/NR	$214,077
	3,000	Commercial Capital Access One, Inc.,
		7.884%, 11/15/28, CMO, VRN (a)(c)	NR/NR	2,112,841
		Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	1,500	6.586%, 7/16/34 (h)	Aaa/AAA	1,653,046
	1,500	7.019%, 7/16/34, VRN	Aa2/A+	1,552,551
		Countrywide Alternative Loan Trust, CMO,
	1,817	0.366%, 6/25/47, FRN	Caa3/CCC	1,036,724
	4,290	0.396%, 7/20/46, FRN	Ca/CCC	1,825,277
	545	0.466%, 2/25/37, FRN	Caa3/CCC	311,717
	426	0.476%, 2/25/36, FRN	C/CC	116,038
	4,753	1.278%, 12/25/35, FRN	Caa3/CC	2,957,165
	358	6.00%, 11/25/35	Caa3/CCC	237,561
	1,195	Countrywide Home Loan Mortgage Pass Through Trust,
		6.00%, 5/25/37, CMO	Caa2/NR	947,681
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	21,391	1.578%, 12/15/35, IO, VRN (a)(c)	NR/AAA	287,744
	3,000	6.574%, 12/15/35 (h)	Aaa/AAA	3,072,891
	151	7.00%, 2/25/33	Aaa/AAA	161,868
	2,000	7.46%, 1/17/35, VRN (h)	NR/NR	2,187,644
		Credit Suisse Mortgage Capital Certificates, CMO,
	1,000	5.467%, 7/18/16, VRN (a)(c)	NR/NR	991,456
	5,000	5.467%, 9/15/39 (h)	Aaa/AAA	5,395,085
	434	5.896%, 4/25/36	Caa3/CCC	319,068
	328	6.50%, 5/25/36	Ca/D	184,146
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO	NR/AA-	2,040,787
	3,364	FFCA Secured Lending Corp., 1.108%, 9/18/27, CMO, IO, VRN (a)(c)	Aaa/NR	123,331
	357	First Horizon Alternative Mortgage Securities,
		2.367%, 8/25/35, CMO, FRN	C/CCC	76,362
	313	First Horizon Asset Securities, Inc., 2.75%, 4/25/35, CMO, FRN	Baa2/AAA	297,906
	1,984	First Union-Lehman Brothers-Bank of America,
		6.778%, 11/18/35, CMO (h)	Aaa/AAA	2,021,088
	15,851	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (e)	NR/NR	95,460
		GMAC Commercial Mortgage Securities, Inc., CMO (a)(c),
	754	5.539%, 4/10/40, VRN	A3/A	763,690
	2,000	6.50%, 5/15/35 (h)	NR/B	2,071,787
	1,500	7.116%, 5/15/30, VRN	NR/NR	1,256,623
	1,500	8.495%, 9/15/35, VRN	NR/NR	1,495,977
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	1,531,120
	2,000	5.444%, 3/10/39 (h)	Aaa/A	2,146,752
		GS Mortgage Securities Corp. II, CMO,
	18,257	1.711%, 8/10/43, IO, VRN (a)(c)	Aaa/NR	1,714,320
	5,750	5.56%, 11/10/39 (h)	Aaa/NR	6,234,285
	1,000	6.144%, 8/10/43, VRN (a)(c)	Baa3/NR	954,748
	946	Harborview Mortgage Loan Trust, 5.614%, 6/19/36, CMO, VRN	Ca/D	571,638
	1,129	Indymac INDA Mortgage Loan Trust, 5.510%, 6/25/37, CMO, VRN	Caa2/CCC	908,355
		Indymac Index Mortgage Loan Trust, CMO,
	267	0.586%, 11/25/34, FRN	Caa2/BB	179,332
	252	5.508%, 5/25/36, VRN	Ca/D	134,002

6.30.11	PCM Fund, Inc. Semi-Annual Report	7

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	$61,000	0.573%, 2/16/46, IO, VRN (a)(c)	NR/NR	$1,982,921
	9,028	1.487%, 3/12/39, IO, VRN (a)(c)	Aaa/NR	159,770
	4,100	5.717%, 3/18/51, VRN (a)(c)(h)	A1/NR	3,985,283
	1,195	5.794%, 2/12/51, VRN	Aaa/A+	1,298,192
	1,400	5.932%, 2/12/49, VRN (h)	Aa2/A+	1,520,541
	2,000	6.162%, 5/12/34 (h)	Aaa/NR	2,039,120
	1,150	6.186%, 2/15/51, VRN	Aaa/A-	1,224,250
		JPMorgan Mortgage Trust, CMO,
	534	2.927%, 7/25/35, FRN	B1/B+	490,062
	247	5.080%, 10/25/35, VRN	B1/NR	243,259
	950	LB Commercial Conduit Mortgage Trust, 6.169%, 7/15/44, CMO, VRN	Aaa/A	1,033,342
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38 (h)	NR/AAA	1,376,528
	1,500	5.683%, 7/15/35 (a)(c)	Ba1/BB+	1,391,403
	1,572	6.95%, 3/15/34, VRN (a)(c)	Aa2/A	1,597,407
		Lehman Mortgage Trust, CMO,
	1,669	6.00%, 5/25/37	NR/D	1,332,705
	747	6.475%, 4/25/36, VRN	Caa1/CCC	716,173
	1,690	Luminent Mortgage Trust, 0.356%, 12/25/36, CMO, FRN	Caa2/B+	1,050,172
	1,987	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN	Caa2/CCC	1,746,885
	1,500	Merrill Lynch Mortgage Investors, Inc., 7.045%, 12/15/30, CMO, VRN (h)	Aaa/AA+	1,629,455
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (h),
	1,500	5.485%, 3/12/51, VRN	Aaa/NR	1,594,391
	2,300	5.70%, 9/12/49	NR/A+	2,478,734
		MLCC Mortgage Investors, Inc., CMO, FRN,
	588	0.396%, 7/25/30	A2/AAA	447,440
	169	0.436%, 11/25/35	B1/BBB	144,101
	595	0.436%, 11/25/35	B3/BBB	497,820
	461	0.516%, 11/25/29	Baa3/AAA	409,300
		Morgan Stanley Capital I, CMO,
	2,000	5.447%, 2/12/44, VRN	Aaa/A	2,154,497
	315	5.692%, 4/15/49, VRN	Aa2/A-	338,267
	558	5.809%, 12/12/49	NR/A+	612,196
	1,400	Morgan Stanley Dean Witter Capital I, 6.50%, 11/15/36, CMO (a)(c)	NR/B-	1,372,633
		Morgan Stanley Mortgage Loan Trust, CMO,
	765	3.200%, 1/25/35, VRN	NR/CCC	89,436
	1,000	6.00%, 8/25/37	NR/CCC	879,538
	1,200	Morgan Stanley Reremic Trust, 7/17/56, CMO, PO (a)(c)(e)	NR/NR	947,309
	1,438	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)(c)	NR/BBB+	1,529,434
		Ocwen Residential MBS Corp., CMO, VRN (a)(c),
	104	6.837%, 6/25/39 (d)	NR/NR	2,834
	1,392	7.00%, 10/25/40 (e)	C/NR	159,396
		RBSCF Trust, CMO, VRN (a)(c),
	1,000	5.223%, 8/16/48	NR/NR	969,632
	1,000	5.331%, 2/16/44	NR/NR	995,005
	1,000	5.336%, 5/16/47	NR/NR	1,005,054
	2,744	6.068%, 2/17/51	NR/NR	2,937,031

8	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
		Residential Accredit Loans, Inc., CMO,
	$855	3.840%, 1/25/36, VRN	Caa3/D	$445,766
	684	6.00%, 8/25/35	NR/CCC	557,674
	709	6.50%, 9/25/37	NR/D	468,014
	535	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/D	373,119
	1,000	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	Caa2/CCC	791,773
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	187	7.471%, 1/15/19	NR/NR	186,913
	265	9.350%, 1/15/19, VRN	NR/NR	264,637
	831	Sequoia Mortgage Trust, 0.386%, 7/20/36, CMO, FRN	B1/BBB+	656,684
		Structured Adjustable Rate Mortgage Loan Trust, CMO,
	500	5.479%, 9/25/36, FRN	NR/CCC	372,663
	1,285	5.528%, 11/25/36, VRN	NR/CC	965,860
	1,441	5.561%, 4/25/36, VRN	NR/D	1,060,686
	860	5.706%, 1/25/36, VRN	NR/CCC	637,824
	1,756	Structured Asset Mortgage Investments, Inc., 0.396%, 8/25/36, CMO, FRN	Caa3/CCC	1,086,409
	395	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	B2/A	389,776
		TBW Mortgage-Backed Pass Through Certificates,
	374	6.00%, 7/25/36, CMO	NR/D	260,981
	1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(c)	NR/BBB	1,598,487
		Wachovia Bank Commercial Mortgage Trust, CMO,
	40,778	0.575%, 10/15/41, IO, VRN (a)(c)	Aaa/AAA	754,791
	2,500	5.188%, 2/15/41, VRN (a)(c)	Baa2/BBB-	2,323,229
	1,000	5.509%, 4/15/47	Aa2/BBB+	1,052,017
	5,044	5.605%, 2/15/35, VRN (a)(c)(h)	NR/AA-	5,042,545
	1,825	6.096%, 2/15/51, VRN (h)	Aaa/BBB	1,968,509
	1,085	WaMu Mortgage Pass Through Certificates,
		3.406%, 12/25/36, CMO, VRN	NR/CCC	817,385
	217	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	NR/CC	201,132
	900	Wells Fargo Mortgage-Backed Securities Trust,
		5.693%, 10/25/36, CMO, VRN	Caa1/NR	746,446
	32,022	WF-RBS Commercial Mortgage Trust,
		1.371%, 2/15/44, CMO, IO, VRN (a)(c)(h)	Aaa/NR	1,873,298

Total Mortgage-Backed Securities (cost-$141,361,710)				152,169,031

CORPORATE BONDS & NOTES – 35.9%
Airlines – 2.8%
	386	Northwest Airlines, Inc., 1.01%, 11/20/15, FRN (MBIA) (h)	Baa2/A-	366,715
		United Air Lines Pass Through Trust (h),
	848	6.636%, 1/2/24	Baa2/BB+	852,419
	923	9.75%, 1/15/17	Baa2/BBB+	1,054,358
	909	10.40%, 5/1/18	Baa2/BBB+	1,030,670

				3,304,162

Banking – 3.9%
	2,200	Discover Bank, 7.00%, 4/15/20 (h)	Ba1/BBB-	2,446,121
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	Ba3/BB+	2,119,876

				4,565,997

6.30.11	PCM Fund, Inc. Semi-Annual Report	9

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Energy – 0.9%
	$950	Consol Energy, Inc., 8.00%, 4/1/17 (h)	B1/BB	$1,040,250

Financial Services – 12.9%
		Ally Financial, Inc.,
	10	5.90%, 1/15/19	B1/B+	9,176
	20	6.00%, 2/15/19	B1/B+	18,378
	106	6.00%, 3/15/19	B1/B+	97,604
	30	6.15%, 3/15/16	B1/B+	28,803
	20	6.30%, 8/15/19	B1/B+	18,547
	16	6.50%, 10/15/16	B1/B+	15,460
	23	6.65%, 6/15/18	B1/B+	23,033
	25	6.70%, 6/15/18	B1/B+	25,015
	19	6.75%, 8/15/16	B1/B+	18,540
	12	6.75%, 6/15/17	B1/B+	12,003
	18	6.75%, 9/15/18	B1/B+	17,345
	35	6.75%, 10/15/18	B1/B+	34,009
	2	6.80%, 10/15/18	B1/B+	1,963
	12	6.85%, 4/15/16	B1/B+	11,782
	174	6.90%, 8/15/18	B1/B+	169,645
	30	7.00%, 6/15/17	B1/B+	30,062
	3	7.00%, 2/15/18	B1/B+	2,959
	100	7.00%, 3/15/18	B1/B+	98,608
	5	7.00%, 5/15/18	B1/B+	4,928
	55	7.00%, 8/15/18	B1/B+	53,903
	14	7.05%, 3/15/18	B1/B+	13,839
	32	7.05%, 4/15/18	B1/B+	31,624
	100	7.125%, 8/15/12	B1/B+	99,868
	6	7.15%, 9/15/18	B1/B+	5,905
	60	7.20%, 10/15/17	B1/B+	60,101
	5	7.25%, 9/15/17	B1/B+	5,013
	38	7.25%, 4/15/18	B1/B+	38,075
	60	7.25%, 8/15/18	B1/B+	59,339
	30	7.25%, 9/15/18	B1/B+	29,678
	195	7.30%, 12/15/17	B1/B+	195,363
	102	7.30%, 1/15/18	B1/B+	102,193
	76	7.35%, 4/15/18	B1/B+	76,327
	20	7.375%, 11/15/16	B1/B+	20,030
	36	7.40%, 12/15/17	B1/B+	36,071
	14	7.50%, 8/15/17	B1/B+	14,024
	12	7.50%, 11/15/17	B1/B+	12,024
	8	7.75%, 10/15/17	B1/B+	8,018
	19	8.00%, 10/15/17	B1/B+	19,048
	18	8.00%, 11/15/17	B1/B+	18,137
	5	8.20%, 3/15/17	B1/B+	5,021
	322	9.00%, 7/15/20	B1/B+	327,020
	1,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16) (h)	Baa2/BB	1,031,250
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(h)	Baa3/BBB	1,093,341
		CIT Group, Inc.,
	800	5.25%, 4/1/14 (a)(c)(h)	B2/B+	800,000

10	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Financial Services (continued)
	$153	7.00%, 5/1/14 (h)	B2/B+	$155,530
	275	7.00%, 5/1/15 (h)	B2/B+	276,141
	459	7.00%, 5/1/16 (h)	B2/B+	457,369
	642	7.00%, 5/1/17	B2/B+	641,121
	1,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (h)	Ba1/BB+	1,025,000
		Ford Motor Credit Co. LLC (h),
	1,000	6.625%, 8/15/17	Ba2/BB-	1,063,788
	500	8.00%, 12/15/16	Ba2/BB-	563,217
	1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)(h)	Ba3/BBB-	1,720,000
	1,200	Morgan Stanley, 0.758%, 10/15/15, FRN (h)	A2/A	1,137,032
		SLM Corp. (h),
	1,000	8.00%, 3/25/20	Ba1/BBB-	1,074,890
	1,100	8.45%, 6/15/18	Ba1/BBB-	1,208,398
	1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(c)(h)	Baa1/A-	1,048,700

				15,164,258

Hotels/Gaming – 1.0%
	1,100	MGM Resorts International, 9.00%, 3/15/20 (h)	Ba3/B	1,210,000

Insurance – 5.0%
		American International Group, Inc. (h),
	2,000	4.25%, 5/15/13	Baa1/A-	2,057,580
	500	5.45%, 5/18/17	Baa1/A-	523,228
	700	5.85%, 1/16/18	Baa1/A-	734,090
	1,350	6.25%, 5/1/36	Baa1/A-	1,380,987
	1,100	6.40%, 12/15/20	Baa1/A-	1,185,375

				5,881,260

Oil & Gas – 2.6%
		Anadarko Petroleum Corp. (h),
	200	6.20%, 3/15/40	Ba1/BBB-	203,382
	1,000	6.375%, 9/15/17	Ba1/BBB-	1,147,168
	1,400	6.45%, 9/15/36	Ba1/BBB-	1,465,451
	285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (h)	B3/B	300,675

				3,116,676

Paper/Paper Products – 0.9%
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (h)	Ba1/BBB-	1,043,430

Real Estate Investment Trust – 2.8%
	1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (h)	Baa3/BBB-	1,042,811
	2,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (h)	Ba1/BBB-	2,293,674

				3,336,485

Retail – 2.5%
		CVS Pass Through Trust (h),
	1,718	5.88%, 1/10/28	Baa2/BBB+	1,773,564
	974	7.507%, 1/10/32 (a)(c)	Baa2/BBB+	1,157,665

				2,931,229

6.30.11	PCM Fund, Inc. Semi-Annual Report	11

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Utilities – 0.6%
	$250	Dynegy Holdings, Inc., 7.125%, 5/15/18	Caa3/CC	$173,750
	500	Energy Future Holdings Corp., 10.00%, 1/15/20 (h)	Caa3/B-	532,978

				706,728

Total Corporate Bonds & Notes (cost-$37,681,015)				42,300,475

ASSET-BACKED SECURITIES – 7.2%
	663	Advanta Business Card Master Trust, 0.436%, 6/20/14, FRN	Ca/CCC-	557,685
	156	Ameriquest Mortgage Securities, Inc., 5.811%, 2/25/33, FRN	C/D	10,249
	158	Asset-Backed Securities Corp. Home Equity, 2.936%, 6/21/29, FRN	C/NR	37,723
	607	Bayview Financial Acquisition Trust, 0.466%, 12/28/36, FRN	B3/BB	433,659
		Bear Stearns Asset-Backed Securities Trust,
	106	0.566%, 6/25/36, FRN	NR/BB	85,766
	1,007	3.374%, 7/25/36, VRN	NR/CCC	704,273
	1,342	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	Ca/NR	863,900
	1	CDC Mortgage Capital Trust, 5.286%, 3/25/33, FRN	C/D	7
	985	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,012,061
	636	EMC Mortgage Loan Trust, 0.836%, 2/25/41, FRN (a)(c)	NR/NR	526,926
	341	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	NR/NR	314,367
	232	GSAA Trust, 0.456%, 6/25/35, FRN	B2/AA+	180,612
	56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	C/NR	51,972
	814	Lehman XS Trust, 5.42%, 11/25/35	A3/AAA	808,557
	2,455	Merrill Lynch First Franklin Mortgage Loan Trust,
		0.426%, 5/25/37, FRN	Ca/CCC	936,700
	630	Merrill Lynch Mortgage Investors, Inc., 0.686%, 6/25/36, FRN	Caa1/BB-	375,237
	880	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/D	253,541
	94	Residential Asset Mortgage Products, Inc., 0.556%, 9/25/32, FRN	B2/CCC	58,963
	81	Southern Pacific Secured Asset Corp., 0.526%, 7/25/29, FRN	B3/B	48,352
	68	Structured Asset Investment Loan Trust, 4.686%, 10/25/33, FRN	C/CC	6,224
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	1,115,278
	1,856	UPS Capital Business Credit, 3.469%, 4/15/26, FRN	C/NR	101,098

Total Asset-Backed Securities (cost-$9,671,080)				8,483,150

U.S. GOVERNMENT AGENCY SECURITIES – 2.2%
		Freddie Mac, CMO, IO, VRN (b),
	3,179	0.843%, 1/25/21	Aaa/AAA	142,420
	10,500	3.614%, 6/25/46 (e)	Aaa/AAA	2,402,437

Total U.S. Government Agency Securities (cost-$2,540,815)				2,544,857

MUNICIPAL BONDS – 1.7%
Arkansas – 0.5%
	845	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	NR/NR	637,400

Iowa – 0.2%
	185	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B	NR/NR	193,382

12	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Schedule of Investments

June 30, 2011 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Virginia – 0.4%
	$465	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	$456,900

West Virginia – 0.6%
	940	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BB+	697,123

Total Municipal Bonds (cost-$2,369,738)				1,984,805

CONVERTIBLE BONDS – 1.2%
Real Estate Investment Trust – 1.2%
	1,200	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(c) (cost-$1,191,837)	NR/NR	1,399,500

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,294	SemGroup Corp., Class A (g) (cost-$33,637)	NR/NR	33,211

Units
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,362	SemGroup Corp., expires 11/30/14 (g) (cost-$6,128)	NR/NR	9,192

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 5.5%
Corporate Notes (h) – 5.1%
Financial Services – 5.1%
		Ford Motor Credit Co. LLC,
	$2,000	7.25%, 10/25/11	Ba2/BB-	2,030,168
	2,000	9.875%, 8/10/11	Ba2/BB-	2,015,154
	1,000	SLM Corp., 0.504%, 10/25/11, FRN	Ba1/BBB-	995,109
	900	Springleaf Finance Corp., 0.497%, 12/15/11, FRN	B3/B	888,523

Total Corporate Notes (cost-$5,795,564)				5,928,954

Repurchase Agreements – 0.3%
	322	State Street Bank & Trust Co., dated 6/30/11, 0.01%, due 7/1/11, proceeds $322,000; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $330,715 including accrued interest (cost-$322,000)		322,000

U.S. Treasury Obligations (f)(i) – 0.1%
	160	0.041%, 9/15/11 (cost-$159,986)		159,997

U.S. Government Agency Securities – 0.0%
	1	Federal Housing Administration, 8.36%, 1/1/12 (e) (cost-$849)	Aaa/AAA	850

Total Short-Term Investments (cost-$6,278,399)				6,411,801

Total Investments (cost-$201,134,359) – 183.0%				215,336,022
Liabilities in excess of other assets – (83.0%)				(97,639,253)

Net Assets—100%				$117,696,769

6.30.11	PCM Fund, Inc. Semi-Annual Report	13

PCM Fund, Inc. Notes to Schedule of Investments

June 30, 2011 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $62,843,377, representing 53.4% of net assets.
(b)	Illiquid.
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $3,605,452, representing 3.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(g)	Non-income producing.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Rates reflect the effective yields at purchase date.

Glossary:

CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2011.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
PO	-	Principal Only
VRN	-	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2011.
WR	-	Withdrawn Rating

14	PCM Fund, Inc. Semi-Annual Report	6.30.11	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Assets and Liabilities

June 30, 2011 (unaudited)

Assets:
Investments, at value (cost-$201,134,359)	$215,336,022
Cash	59,810
Interest receivable	1,776,624
Unrealized appreciation of swaps	753,203
Swap premiums paid	146,950
Receivable from broker	15,017
Receivable for principal paydowns	4,467
Prepaid expenses	12,322
Total Assets	218,104,415

Liabilities:
Payable for reverse repurchase agreements	98,398,200
Dividends payable to stockholders	917,007
Swap premiums received	444,141
Payable to brokers for cash collateral received	320,000
Investment management fees payable	142,573
Unrealized depreciation of swaps	60,222
Interest payable for reverse repurchase agreements	27,461
Accrued expenses	98,042
Total Liabilities	100,407,646
Net Assets	$117,696,769

Composition of Net Assets:
Common Stock:
Par value ($0.001 per share, applicable to 11,462,593 shares issued and outstanding)	$11,463
Paid-in-capital in excess of par	151,772,551
Undistributed net investment income	681,437
Accumulated net realized loss	(49,663,326)
Net unrealized appreciation of investments and swaps	14,894,644
Net Assets	$117,696,769
Net Asset Value Per Share	$10.27

See accompanying Notes to Financial Statements	6.30.11	PCM Fund, Inc. Semi-Annual Report	15

PCM Fund, Inc. Statement of Operations

Six months ended June 30, 2011 (unaudited)

Investment Income:
Interest	$7,892,133

Expenses:
Investment management fees	865,413
Interest expense	364,209
Audit and tax services	31,823
Stockholder communications	26,728
Legal fees	24,670
Custodian and accounting agent fees	23,326
Transfer agent fees	16,339
New York Stock Exchange listing fees	9,041
Directors’ fees and expenses	5,604
Insurance expense	1,853
Miscellaneous	2,950
Total Expenses	1,371,956

Net Investment Income	6,520,177

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	25,901
Swaps	322,159
Net change in unrealized appreciation/depreciation of:
Investments	3,241,288
Swaps	(120,119)
Net realized and change in unrealized gain on investments and swaps	3,469,229
Net Increase in Net Assets Resulting from Investment Operations	$9,989,406

16	PCM Fund, Inc. Semi-Annual Report	6.30.11	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Changes in Net Assets

	Six Months ended June 30, 2011 (unaudited)	Year ended December 31, 2010
Investment Operations:
Net investment income	$6,520,177	$12,702,380
Net realized gain (loss) on investments and swaps	348,060	(555,998)
Net change in unrealized appreciation/depreciation of investments and swaps	3,121,169	26,660,601
Net increase in net assets resulting from investment operations	9,989,406	38,806,983
Dividends to Stockholders from Net investment income	(5,500,486)	(14,350,337)

Capital Share Transactions:
Reinvestment of dividends	187,526	273,777
Total increase in net assets	4,676,446	24,730,423

Net Assets:
Beginning of period	113,020,323	88,289,900
End of period (including undistributed (dividends in excess of) net investment income of $681,437 and $(338,254), respectively)	$117,696,769	$113,020,323

Shares Issued in reinvestment of dividends	18,168	29,473

See accompanying Notes to Financial Statements	6.30.11	PCM Fund, Inc. Semi-Annual Report	17

PCM Fund, Inc. Statement of Cash Flows

Six months ended June 30, 2011 (unaudited)

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$9,989,406
Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(28,649,796)
Proceeds from sales of long-term investments	29,925,391
Proceeds from sales of short-term portfolio investments, net	462,598
Net change in unrealized appreciation/depreciation of investments and swaps	(3,121,169)
Net realized gain on investments and swaps	(348,060)
Net amortization on investments	(641,524)
Decrease in interest receivable	148,625
Increase in receivable for principal paydowns	(4,467)
Increase in receivable to broker	(8,409)
Increase in prepaid expenses	(10,468)
Decrease in periodic and termination payments of swaps	(338,583)
Decrease in investment management fees payable	(2,002)
Decrease in interest payable for reverse repurchase agreements	(12,085)
Increase in accrued expenses	12,576
Net cash provided by operating activities*	7,402,033

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	1,115,462
Cash dividends paid (excluding reinvestment of dividends of $187,526)	(8,458,021)
Net cash used for financing activities	(7,342,559)
Net increase in cash	59,474
Cash at beginning of period	336
Cash at end of period	$59,810
*	Included in operating expenses is cash paid for interest related to participation in reverse repurchase agreement transactions of $376,294.

18	PCM Fund, Inc. Semi-Annual Report	6.30.11	See accompanying Notes to Financial Statements

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has the authority to issue three hundred million shares of $0.001 par value common stock.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively during interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the

6.30.11	PCM Fund, Inc. Semi-Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing models and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

20	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

6.30.11	PCM Fund, Inc. Semi-Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at June 30, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/11
Investments in Securities – Assets
Mortgage-Backed Securities	—	$150,966,866	$1,202,165	$152,169,031
Corporate Bonds & Notes:
Airlines	—	—	3,304,162	3,304,162
All Other	—	38,996,313	—	38,996,313
Asset-Backed Securities	—	8,483,150	—	8,483,150
U.S. Government Agency Securities	—	142,420	2,402,437	2,544,857
Municipal Bonds	—	1,984,805	—	1,984,805
Convertible Bonds	—	1,399,500	—	1,399,500
Common Stock	$33,211	—	—	33,211
Warrants	—	9,192	—	9,192
Short-Term Investments:
U.S. Government Agency Securities	—	—	850	850
All Other	—	6,410,951	—	6,410,951

Total Investments in Securities – Assets	$33,211	$208,393,197	$6,909,614	$215,336,022

Other Financial Instruments* – Assets
Credit Contracts	—	$753,203	—	$753,203

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(60,222)	—	$(60,222)

Total Investments	$33,211	$209,086,178	$6,909,614	$216,029,003

*	Other Financial Instruments are swap agreements not reflected in the Schedule of Investments which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2011, was as follows:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/11
Investments in Securities – Assets
Mortgage-Backed Securities	$1,264,860	$966,000	$(468,969)	$30,830	$276,999	$127,450	—	$(995,005)	$1,202,165
Corporate Bonds & Notes:
Airlines	8,242,029	—	(4,865,183)	69,440	298,234	(440,358)	—	—	3,304,162
U.S. Government Agency Securities	—	2,408,899	(9,343)	—	—	2,881	—	—	2,402,437
Warrants	10,555	—	—	—	—	(1,362)	—	(9,193)	—
Short-Term Investments:
Asset-Backed Securities	55,663	—	(131,192)	15,445	—	60,084	—	—	—
U.S. Government Agency Securities	8,450	—	(7,592)	(4)	(19)	15	—	—	850

Total Investments	$9,581,557	$3,374,899	$(5,482,279)	$115,711	$575,214	$(251,290)	—	$(1,004,198)	$6,909,614

**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

22	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The net change in unrealized depreciation of investments which the Fund held at June 30, 2011, was $64,217. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund‘s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its respective stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such

6.30.11	PCM Fund, Inc. Semi-Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate and credit risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them

24	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

2. Principal Risks (continued)

more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of equity securities, such as common and preferred stock, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of counterparties and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

6.30.11	PCM Fund, Inc. Semi-Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

2. Principal Risks (continued)

The use of derivatives involves the risk that their values may not move as intended by the portfolio managers. Derivatives also subject the Fund to counterparty risk, leveraging risk, market risk and liquidity risk, among others. Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments. Please see “3. Financial Derivative Instruments” below for more information about the Fund’s use of derivatives.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivable is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in

26	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

6.30.11	PCM Fund, Inc. Semi-Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

28	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2011:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of swaps	$753,203

Liability derivatives:
Unrealized depreciation of swaps	$(60,222)

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2011:

Location	Credit Contracts
Net realized gain on:
Swaps	$322,159

Net change in unrealized appreciation/depreciation of:
Swaps	$(120,119)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended June 30, 2011:

Credit Default Swap Agreements(1)
Purchased	Sold
$1,633	$11,200

(1)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the six months ended June 30, 2011, were $26,240,897 and $26,796,567, respectively. Purchases and sales in U.S. government obligations were $2,408,900 and $4,000, respectively.

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at June 30, 2011(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Market Value(5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$700	2.18%	3/20/18	(5.00)%	$(113,806)	$(68,948)	$(44,858)

6.30.11	PCM Fund, Inc. Semi-Annual Report	29

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at June 30, 2011(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
MetLife	$3,500	1.31%	9/20/15	1.00%	$(42,559)	$(235,193)	$192,634
Citigroup:
SLM	1,700	1.86%	12/20/13	5.00%	131,586	146,950	(15,364)
SLM	500	1.86%	12/20/13	5.00%	38,702	(78,750)	117,452
Deutsche Bank:
American International Group	2,000	1.00%	3/20/13	2.10%	38,970	—	38,970
SLM	500	1.86%	12/20/13	5.00%	38,702	(61,250)	99,952
SLM	3,000	3.67%	3/20/19	5.35%	304,195	—	304,195

					$509,596	$(228,243)	$737,839

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At June 30, 2011, $320,000 was held in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

30	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

5. Investments in Securities (continued)

(b) Open reverse repurchase agreements at June 30, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	6/6/11	7/6/11	$959,300	$959,000
	0.45%	6/29/11	8/1/11	1,125,228	1,125,200
	0.65%	6/29/11	8/1/11	981,035	981,000
	0.79%	6/9/11	7/11/11	4,680,258	4,678,000
	0.79%	6/15/11	7/22/11	3,385,188	3,384,000
	0.79%	6/16/11	7/26/11	5,162,699	5,161,000
	0.79%	6/28/11	7/28/11	5,612,369	5,612,000
Barclays Bank	0.45%	6/7/11	7/8/11	1,028,308	1,028,000
	0.45%	6/10/11	7/20/11	3,580,940	3,580,000
	0.45%	6/16/11	7/25/11	2,441,458	2,441,000
	0.45%	6/17/11	7/26/11	2,043,358	2,043,000
	0.45%	6/20/11	7/29/11	913,126	913,000
	0.45%	6/29/11	8/2/11	1,655,041	1,655,000
	0.60%	6/2/11	7/6/11	656,317	656,000
	0.60%	6/10/11	7/20/11	2,056,720	2,056,000
	0.60%	6/15/11	7/12/11	979,261	979,000
	0.60%	6/17/11	7/26/11	106,025	106,000
	0.60%	6/27/11	7/28/11	995,066	995,000
	0.65%	6/2/11	7/6/11	2,095,096	2,094,000
	0.65%	6/24/11	7/26/11	3,874,490	3,874,000
	0.65%	6/27/11	7/28/11	915,066	915,000
	0.786%	6/15/11	7/21/11	5,624,964	5,623,000
	1.036%	6/22/11	7/28/11	1,345,348	1,345,000
Credit Suisse First Boston	0.50%	6/2/11	7/6/11	1,719,692	1,719,000
	0.50%	6/20/11	7/29/11	1,121,171	1,121,000
	0.65%	6/14/11	7/15/11	4,837,484	4,836,000
Deutsche Bank	0.60%	6/9/11	7/11/11	1,749,641	1,749,000
Greenwich Capital Markets	0.40%	6/2/11	7/6/11	1,332,429	1,332,000
	0.40%	6/10/11	7/20/11	722,168	722,000
	0.686%	6/15/11	7/22/11	7,625,324	7,623,000
	0.786%	6/15/11	7/22/11	3,815,332	3,814,000
	0.786%	6/22/11	7/25/11	10,779,118	10,777,000
	0.79%	6/9/11	7/19/11	1,575,760	1,575,000
	0.86%	6/22/11	7/25/11	383,082	383,000
	0.986%	6/22/11	7/25/11	1,895,467	1,895,000
JPMorgan Chase	0.60%	6/10/11	7/18/11	2,838,993	2,838,000
	0.60%	6/16/11	7/26/11	2,398,600	2,398,000
Morgan Stanley	0.75%	6/14/11	7/15/11	1,469,520	1,469,000
	0.90%	6/6/11	7/6/11	1,945,215	1,944,000

					$98,398,200

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2011 was $100,547,837 at a weighted average interest rate of 0.72%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at June 30, 2011 was $107,642,840.

6.30.11	PCM Fund, Inc. Semi-Annual Report	31

PCM Fund, Inc. Notes to Financial Statements

June 30, 2011 (unaudited)

6. Income Tax Information

At June 30, 2011, the cost basis of portfolio securities for federal tax purposes was $201,134,363. Gross unrealized appreciation was $22,089,087; gross unrealized depreciation was $7,887,428; and net unrealized appreciation was $14,201,659. The difference between book and tax cost basis was primarily attributable to wash sales.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

On July 1, 2011, a dividend of $0.08 per share was declared to common stockholders payable August 1, 2011 to stockholders of record on July 11, 2011.

On August 1, 2011, a dividend of $0.08 per share was declared to common stockholders payable September 1, 2011 to stockholders of record on August 11, 2011.

32	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2011 (unaudited)		Year ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.88		$7.73	$5.77	$11.28	$11.85	$11.94
Investment Operations:
Net investment income	0.57		1.12	0.81	0.48 (1)	0.80 (1)	0.90 (1)
Net realized and change in unrealized gain (loss) on investments and swaps	0.30		2.29	2.18	(4.84)	(0.48)	0.14
Total from investment operations	0.87		3.41	2.99	(4.36)	0.32	1.04
Dividends to Stockholders from Net investment income	(0.48)		(1.26)	(1.03)	(1.15)	(0.89)	(1.13)
Net asset value, end of period	$10.27		$9.88	$7.73	$5.77	$11.28	$11.85
Market price, end of period	$11.40		$10.80	$7.97	$6.13	$10.25	$14.40
Total Investment Return (2)	10.47%		54.01%	52.01%	(30.79)%	(23.17)%	11.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000s)	$117,697		$113,020	$88,290	$65,572	$128,092	$134,259
Ratio of expenses to average net assets, including interest expense (3)	2.38	%(4)	2.41%	2.67%	4.22%	4.03%	3.69%
Ratio of expenses to average net assets, excluding interest expense	1.75	%(4)	1.75%	1.71%	1.67%	1.08%	1.03%
Ratio of net investment income to average net assets	11.32	%(4)	11.91%	12.86%	5.24%	6.94%	7.64%
Portfolio turnover	12%		28%	57%	23%	17%	21%

(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period less than one year is not annualized.
(3)	Interest expense relates to reverse repurchase agreement transactions.
(4)	Annualized.

See Accompanying Notes to Financial Statements	6.30.11	PCM Fund, Inc. Semi-Annual Report	33

PCM Fund, Inc. Annual Stockholder Meeting Results/Changes to Board of Directors/

Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on April 14, 2011. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher — Class II to serve until 2014	10,296,087	147,719
Re-election of Hans W. Kertess — Class II to serve until 2014	10,283,708	160,098
Re-election of John C. Maney* — Class II to serve until 2014	10,283,226	160,580
Election of Alan Rappaport — Class III to serve until 2012	10,305,735	138,071

The other members of the Board of Directors at the time of the meeting, namely, Paul Belica, James A. Jacobson and William B. Ogden, IV continued to serve as Directors.

*	Interested Director

Changes to Board of Directors:

Effective June 14, 2011, the Fund’s Board of Directors appointed Deborah A. Zoullas as a Class III Director to serve until 2012.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

34	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Directors met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services

6.30.11	PCM Fund, Inc. Semi-Annual Report	35

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Directors also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Directors specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Directors noted that the expense group for the Fund provided by Morningstar consists of a total of fourteen closed-end funds, including the Fund. The Directors also noted that average net assets of the common shares of the fourteen funds ranged from $62.12 million to $667.41 million, and that eight of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked twelfth out of fourteen funds in the expense peer group for total net expense ratio based on common assets, ninth out of fourteen funds in the expense peer group for total net expense ratio based on common and leveraged assets combined and tenth out of fourteen in actual management fees (with funds ranked first having the lowest fees/expenses and ranked fourteenth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Directors noted that the Fund outperformed its benchmark and had top quartile performance for the one-year, three-year, five-year and ten-year periods ended February 28, 2011.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

The Directors also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase total assets and thus the amount of fees received by AGIFM and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Directors took into account that AGIFM and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between AGIFM and the Sub-Adviser, on the one hand and the Fund’s shareholders, on the other. In this regard, the Directors considered information provided by AGIFM and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

36	PCM Fund, Inc. Semi-Annual Report	6.30.11

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

6.30.11	PCM Fund, Inc. Semi-Annual Report	37

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ613SA_063011

AGI_2011_06_30_1211

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a) (3) Not applicable.

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PCM Fund, Inc.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	August 25, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	August 25, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 25, 2011